NOTE 2- Significant accounting policies: q. Share-based compensation (Policies)	12 Months Ended
Dec. 31, 2024
Policies
q. Share-based compensation:

q.Share-based compensation:

Where equity settled share options are awarded to employees, the fair value of the options calculated at the grant date is charged to the statement of comprehensive income over the vesting period. Non-market vesting conditions are taken into account by adjusting the number of equity instruments expected to vest at each reporting date so that, ultimately, the cumulative amount recognized over the vesting period is based on the number of options that eventually vest. Market vesting conditions are factored into the fair value of the options granted. As long as all other vesting conditions are satisfied, a charge is made irrespective of whether the market vesting conditions are satisfied. The cumulative expense charged is not adjusted for failure to achieve a market vesting condition.

The Company's employees / other service providers are entitled to remuneration in the form of cash-settled share-based payment transactions that are measured based on the increase in the Company's share price. The cost of cash-settled transactions is measured at fair value on the grant date using an acceptable option pricing model. The fair value is recognized as an expense over the vesting period and a corresponding liability is recognized. The liability is remeasured at each reporting date until settled at fair value with any changes in fair value recognized in profit or loss.